U.S. SECURITIES AND EXCHANGE COMMISSION
                                Washington, D.C.

                                    FORM 8-K

                                 CURRENT REPORT

    Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

             Date of Report (Earliest event reported): May 27, 2004

                     FLEXIBLE SOLUTIONS INTERNATIONAL INC.

          NEVADA                                           91-1922863
(State or other jurisdiction                   (IRS employer identification No.)
     of incorporation)

                2614 Queenswood Dr., Victoria, BC Canada V8N 1X5
           (Address of principal executive offices including zip code)

                                  250 477 9969
                 (Issuer's telephone number including area code)

ITEM 2. Acquisition of assets

On May 27, 2004 Flexible Solutions International, Inc., issued a press release announcing the purchase of the assets of Donlar Corporation, Bedford Park, IL. Donlar had filed for protection under Chapter 11 of the Bankruptcy Code on February 27, 2004. In addition to the physical assets, also included were the products and technologies. See Exhibit 99.1 for details.

ITEM 7. Financial Statements and Exhibits.

Exhibits:

99.1     Press Release May 27, 2004


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 1, 2004

FLEXIBLE SOLUTIONS INTERNATIONAL INC.

/s/ DAN O'BRIEN

Dan O'Brien
President